UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

The Sagemark Companies Ltd.
(Exact name of Registrant as Specified in its Charter)

New York	0-4186	13-1948169
(State or other jurisdiction	(Commission File No.)	(IRS EIN)
of incorporation)

1285 Avenue of the Americas, 35th Floor, New York, New York 10019
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 554-4219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The PET/CT imaging equipment and leasehold improvements for the Registrant’s PET imaging centers located in Forest Hills (Queens), New York, East Setauket (Suffolk), New York, Jacksonville, Florida, and Tamarac, Florida were financed by GE Healthcare Financial Services (“GE”) pursuant to various financing agreements between the Registrant and GE (collectively, the “Agreements”). On October 25, 2007, the Registrant and GE amended the Agreements (dated as of October 15, 2007), pursuant to which the term of the Agreements were extended for three months and the payment terms were modified to provide for interest only payments for a three month period commencing November 1, 2007. As a result thereof, the Registrant will realize the benefit of a reduction in debt payments and consequently an increase in available cash flow for operations of $457,000 ($294,000 in 2007 and $163,000 in 2008). The reduction in debt payments in 2007 and 2008, pursuant to the terms of the modifications made to the Agreement, will be added to debt payments otherwise payable under the Agreements beginning in 2011. Accordingly, there will be increases in debt payments of $30,000 in 2011, $181,000 in 2012 and $442,000 in 2013, the final year of the Agreements, resulting from the repayment of the deferral of the $457,000.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.01
Amendment To Schedule Dated As Of 06/24/2003 To Master Lease Agreement Dated As Of 06/24/2003 dated as of October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation.

10.02	Amendment To The Promissory Note Dated As Of 12/31/2004 dated as of October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation.

10.03
Amendment To Schedule Dated As Of 08/29/2005 To Master Lease Agreement Dated As Of 6/24/2003 dated as of October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation.

10.04	Amendment To The Promissory Note Dated As Of 08/29/2005 dated October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation

10.05
Amendment To Schedule Dated As Of 02/12/2006 To Master Lease Agreement Dated As Of 06/24/2003 dated as of October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation.

10.06	Amendment To The Promissory Note Dated As Of 02/12/2006 dated as of October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation.

10.07
Amendment To Schedule Dated As Of 03/20/2007 To Master Security Agreement Dated As Of 08/29/2005 dated as of October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation.

10.08	Amendment To The Promissory Note Dated As Of 05/12/2006 dated as of October 15, 2007 by and between The Sagemark Companies Ltd. and General Electric Capital Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SAGEMARK COMPANIES LTD.

By:	/s/ Ron Lipstein
Ron Lipstein, President and Chief Executive Officer

Date: October 30, 2007

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).